                                                                   EXHIBIT 10.02



                              At Home Corporation
                                  425 Broadway
                             Redwood City, CA 94063

                                                                October 10, 1997


To: Cablevision Systems Corporation



                        Re:  Warrant Purchase Agreement
                             --------------------------

Ladies and Gentlemen:

     Reference is made to that certain Letter Agreement and Term Sheet, dated as of October 2, 1997, as amended on October 10, 1997, and as further amended from time to time (the "TERM SHEET"), among At Home Corporation, a Delaware corporation (the "COMPANY"), Cablevision Systems Corporation ("CSC"), CSC Parent Corporation, Cox Enterprises, Inc., Comcast Corporation, Kleiner Perkins Caufield & Byers, and Tele-Communications, Inc., with respect to the distribution of certain @Home services by CSC and its affiliates and related matters.

     In connection with the Term Sheet, the Company has agreed to grant certain warrants and provide certain rights to CSC, as described below.

     1.   Purchase and Sale of Warrants; Definitions.
          ------------------------------------------

                1.1  Purchase and Sale of Warrant. Subject to the terms and
                     ----------------------------
conditions of this Warrant Purchase Agreement (this "AGREEMENT"), the Company agrees to issue to CSC, and CSC agrees to accept from the Company, on the date of this Agreement (or such other date as the parties hereto may agree) (the "WARRANT CLOSING"), a warrant in the form attached hereto as Exhibit A (the
                                                             ---------
"WARRANT") to purchase 7,875,784 shares of Series A Common Stock of the Company (subject to appropriate adjustment to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after September 29, 1997 and prior to the Warrant Closing).

                1.2  Purchase and Sale of Contingent Warrant.  Subject to the
                     ---------------------------------------
terms and conditions of this Agreement, the Company agrees to issue to CSC, and CSC agrees to accept from the Company, at the Warrant Closing, a warrant in the form attached hereto as Exhibit B and subject to the provisions of this
                        ---------
paragraph, to purchase 3,071,152 shares of the Series A Common Stock of the Company (subject to appropriate adjustment to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after September 29, 1997 and prior to the Warrant Closing) (the

"CONTINGENT WARRANT", and collectively with the Warrant, the "WARRANTS"); provided, that the Contingent Warrant shall become exercisable and shall be
--------
terminable as provided therein.

                1.3  Exercise Price.  The Warrants shall have an exercise price
                     --------------
of fifty cents ($0.50) per share (subject to appropriate adjustment to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after September 29, 1997 and prior to the Warrant Closing).

     2.  Representations, Warranties and Covenants of the Company.  The Company
         --------------------------------------------------------
hereby represents and warrants to, and covenants with, CSC as of the date hereof as follows:

                2.1  Authorization.  The Company has full power and authority to
                     -------------
execute, deliver and perform its obligations under this Agreement and the Warrants. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the Warrants and the performance of all obligations of the Company hereunder and thereunder has been taken. The execution and delivery of this Agreement and the Warrants and the performance of all obligations of the Company hereunder and thereunder were approved by the Company's Board of Directors on October 7, 1997. This Agreement and the Warrants are valid and legally binding obligations of the Company, enforceable against it in accordance with their terms.

                2.2  No Conflict.  The execution, delivery and performance of
                     -----------
this Agreement and the Warrants and the consummation of each of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) with or without notice or lapse of time or both, constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (d) with or without notice or lapse of time or both, give any third party the right to accelerate, cancel or terminate any obligation under, (e) result in a violation of, or (f) require any order, qualification, waiver, permit, authorization, consent, approval, exemption or other action by or from, or any registration, notice, declaration, application or filing to or with, any court or administrative or governmental body or any other person or entity pursuant to (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement to which the Company is a party or is bound or to which its assets are subject or (iii) any law, statute, rule or regulation to which the Company is subject; provided, however,
                                                             --------  -------
that with respect to clause (f) of this Section 2.2, no representation or warranty is made as to any such requirements applicable to the Company as a result of the specific legal or regulatory status of CSC (including without limitation any agreements between CSC or its affiliates and any local or municipal government related to the provision of cable television services within a local area) or as a result of any other facts that specifically relate to CSC, any business in which CSC has engaged or proposes to engage or any financing arrangements or transactions entered into or proposed to be entered into by or on behalf of CSC and provided, further, that no representation or
                                --------  -------
warranty is made with respect to the application of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), to the exercise of the Warrants.

                2.3  Valid Issuance of Warrants and Warrant Stock.  The
                     --------------------------------------------
Warrants, when issued, sold and delivered in accordance with the terms of this Agreement to CSC, will be duly authorized and validly issued and will be issued in compliance with all federal and state securities laws. The shares issuable upon exercise of the Warrants (the "WARRANT STOCK") have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable and, assuming no distribution of the Warrants by CSC or CSC Parent, will be issued in compliance with all federal and state securities laws.

                2.4  Valid Existence and Capitalization.  The Company is duly
                     ----------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in the State of California. As of September 29, 1997, the description of the capitalization of the Company and its outstanding equity securities contained in the Company's final Prospectus dated July 11, 1997 is correct in all material respects, except as set forth on Exhibit C.
                                 ---------

     3.  Warranties and Covenants of CSC.  CSC hereby represents and warrants
         -------------------------------
to, and covenants with, the Company as of the date hereof as follows:

                3.1  Authorization.  CSC has full power and authority to
                     -------------
execute, deliver and perform its obligations under this Agreement and the Warrants. All corporate action on the part of CSC necessary for the authorization, execution and delivery of this Agreement and the Warrants and the performance of all obligations of CSC hereunder and thereunder has been taken. The execution and delivery of this Agreement and the Warrants and the performance of all obligations of CSC hereunder and thereunder were approved by CSC's Board of Directors on October 3, 1997. This Agreement and the Warrants are valid and legally binding obligations of CSC, enforceable against it in accordance with their terms.

                3.2  No Conflict.  The execution, delivery and performance of
                     -----------
this Agreement and the Warrants and the consummation of each of the transactions contemplated hereby and thereby do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) with or without notice or lapse of time or both, constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon CSC's capital stock or assets pursuant to, (d) with or without notice or lapse of time or both, give any third party the right to accelerate, cancel or terminate any obligation under, (e) result in a violation of, or (f) require any order, qualification, waiver, permit, authorization, consent, approval, exemption or other action by or from, or any registration, notice, declaration, application or filing to or with, any court or administrative or governmental body or any other person or entity pursuant to (i) the Certificate of Incorporation or Bylaws of CSC, (ii) any agreement to which CSC is a party or is bound or to which its assets are subject or (iii) any law, statute, rule or regulation to which CSC is subject; provided, however, that with respect to clause (f) of this
                      --------  -------
Section 3.2, no representation or warranty is made as to any such requirements applicable to CSC as a result of the specific legal or regulatory status of the Company (including without limitation any agreements between the Company or its affiliates and any local or municipal government related to the provision of cable television services within a local area) or as a result of any other facts that specifically relate to the Company, any business in which the Company has engaged or proposes to engage or any financing arrangements or transactions entered into or proposed to be entered into by or on behalf of the Company and provided, further, that no representation or warranty is made with respect to
--------  -------
the application of the HSR Act to the exercise of the Warrants.

                3.3  Accredited Investor Status.  CSC is an "accredited
                     --------------------------
investor" within the meaning of Regulation D promulgated under the Securities Act of 1933 (the "SECURITIES ACT").

                3.4  Restricted Securities.  CSC understands that the Warrants
                     ---------------------
and the Warrant Stock are restricted securities and may not be sold, transferred or otherwise disposed of without registration under the Securities Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering such securities or an exemption from registration, the Warrants and Warrant Stock must be held indefinitely. In the absence of an effective registration statement under the Securities Act with respect to the Warrants or any Warrant Stock, CSC shall notify the Company of any proposed disposition by CSC of the Warrants or Warrant Stock, shall furnish the Company with a statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require the registration of such Warrants or such Warrant Stock under the Securities Act, provided that an opinion of counsel will not be required for routine sales under Rule 144 under the Securities Act.

     4.   Miscellaneous.
          -------------

                4.1  Governing Law.  This Agreement shall be governed by, and
                     -------------
construed in accordance with, in all respects the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

                4.2  Successors and Assigns.  Except for transfers or
                     ----------------------
assignments of the Warrants that are not prohibited by this Agreement or the Warrants, neither this

Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company or CSC without the prior written consent of CSC or the Company, respectively. Any assignment or delegation in contravention of this Agreement shall be void and shall not relieve the assigning or delegating party of any obligation hereunder. Except as set forth in the preceding sentences, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns (including without limitation the restrictions and legend requirements set forth in the Warrants).

                4.3  No Third Party Beneficiaries.  Nothing in this Agreement,
                     ----------------------------
whether express or implied, shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement.

                4.4  Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts with the same effect as if all parties hereto had signed the same document. Each counterpart shall be enforceable against the parties actually executing such counterpart, and all counterparts shall be construed together and shall constitute one instrument.

                4.5  Severability.  If one or more provisions of this Agreement
                     ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                4.6  Interpretation.  In the event of any conflict or
                     --------------
inconsistency between this Agreement and the Term Sheet, the provisions of this Agreement shall be controlling.


                4.7  Notices.  Unless otherwise provided, any notice required or
                     -------
permitted under this Agreement shall be given as follows:


                To CSC:                            To the Company:


                Cablevision Systems Corporation    At Home Corporation
                One Media Crossways                425 Broadway
                Woodbury, NY 11797                 Redwood City, CA 94063
                Attn: Robert P. May                Attn: Kenneth A. Goldman
                      Chief Operating Officer            Chief Financial Officer

                4.8  Public Announcements.  Any press release or other public
                     --------------------
statement issued by any party relating to the first public announcement of this Agreement or the transactions contemplated hereby shall be mutually agreed to by the parties.

                4.9  Entire Agreement.  This Agreement, the Warrants and the
                     ----------------
Term Sheet constitute the entire agreement between the parties concerning the subject matter hereof. This Agreement may be amended, modified or waived only by a written instrument executed by duly authorized representatives of both parties.

                4.10  Direction Regarding Issuance.  CSC will have the right to
                      ----------------------------
direct the Company to issue the Warrants to CSC Parent, its wholly owned subsidiary.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              AT HOME CORPORATION


                              By:
                                 --------------------------------
                                 Name:
                                 Title:



                              CABLEVISION SYSTEMS CORPORATION


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

Attachments:
-----------

Exhibit A - Form of Warrant
Exhibit B - Form of Contingent Warrant
Exhibit C - Updates to Representations and Warranties

                                   EXHIBIT A
                                FORM OF WARRANT

                                   EXHIBIT B
                           FORM OF CONTINGENT WARRANT

                                   EXHIBIT C
                   UPDATES TO REPRESENTATIONS AND WARRANTIES


              CAPITALIZATION OF AT HOME CORPORATION AS OF 9/29/97


        Series of Stock                   Shares Outstanding
        ---------------                   ------------------

        Series A Common                      88,592,701
        Series B Common                      15,400,000
        Series K Common                      14,877,660


Options to purchase 1,729,855 shares of Series A Common have been granted and are outstanding.

Warrants to purchase 2,300,000 shares of Series A Common have been granted and are outstanding.

The Company intends to grant a warrant to purchase an additional 100,000 shares of Series A Common to Intel Corporation.

Secured credit facility with Silicon Valley Bank in an aggregate principal amount of $8,000,000 (entered into on September 30, 1997).




                                      10